Exhibit 99.2
Quarterly Financial Supplement
For the Period Ended June 30, 2010

(NYSE: NFP)
Investor Relations Contact:
Abbe F. Goldstein, CFA
(212) 301-4011
ir@nfp.com

This Quarterly Financial Supplement (“QFS”) includes historical and forward-looking non-GAAP measures called Adjusted EBITDA, cash earnings, cash earnings per diluted share, adjusted income before management fees and percentages or calculations using these measures.  The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Adjusted EBITDA is defined as net income excluding income tax expense, interest income, interest expense, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations. Adjusted EBITDA should not be viewed as a substitute for net income. Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense. Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated.  Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively.  Adjusted income before management fees is defined as income before management fees excluding corporate income before management fees.  Adjusted income before management fees should not be viewed as a substitute for income from operations. A full reconciliation of these non-GAAP measures to their GAAP counterparts is provided in this QFS, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

This QFS contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "anticipate," "expect," "intend," "plan," "believe," "estimate," "may," "project," "will," "continue" and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, credit facilities, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and NFP's operations or strategy. These forward-looking statements are based on management's current views with respect to future results, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward-looking statement include: (1) NFP’s ability, through its operating structure, to respond quickly to regulatory, operational or financial situations impacting its businesses; (2) the ability of the Company’s businesses to perform successfully following acquisition, including through cross-selling initiatives, and the Company’s ability to manage its business effectively and profitably through its reportable segments and the principals of its businesses; (3) any losses that NFP may take with respect to dispositions, restructures or otherwise; (4) an economic environment that results in fewer sales of financial products or services; (5) the occurrence of events or circumstances that could be indicators of impairment to goodwill and intangible assets which require the Company to test for impairment, and the impact of any impairments that the Company may take; (6) the impact of the adoption, modification or change in interpretation of certain accounting treatments or policies and changes in underlying assumptions relating to such treatments or policies, which may lead to adverse financial statement results; (7) NFP’s success in acquiring and retaining high-quality independent financial services businesses; (8) the financial impact of NFP’s incentive plans; (9) changes that adversely affect NFP’s ability to manage its indebtedness or capital structure, including changes in interest rates, credit market conditions and general economic factors; (10) fluctuations in the price of NFP's common stock, whether due to securities and capital markets behavior, the dilutive impact of capital-raising efforts, or otherwise; (11) the continued availability of borrowings and letters of credit under NFP’s credit facility; (12) adverse results, market uncertainty in the financial services industry, or other consequences from litigation, arbitration, regulatory investigations or compliance initiatives, including those related to business practices, compensation agreements with insurance companies, policy rescissions or chargebacks, regulatory investigations or activities within the life settlements industry; (13) adverse developments in the markets in which the Company operates, resulting in fewer sales of financial products and services, including those related to compensation agreements with insurance companies and activities within the life settlements industry; (14) the impact of legislation or regulations in jurisdictions in which NFP’s subsidiaries operate, including the possible adoption of comprehensive and exclusive federal regulation over all interstate insurers and the uncertain impact of legislation regulating the financial services industry, such as the recent Dodd-Frank Wall Street Reform and Consumer Protection Act; (15) uncertainty regarding the impact of newly-adopted healthcare legislation or resulting changes in business practices of NFP’s subsidiaries that operate in the benefits market; (16) changes in laws, including the elimination or modification of the federal estate tax, changes in the tax treatment of life insurance products, or changes in regulations affecting the value or use of benefits programs, which may adversely affect the demand for or profitability of the Company’s services; (17) developments in the availability, pricing, design or underwriting of insurance products, revisions in mortality tables by life expectancy underwriters or changes in the Company’s relationships with insurance companies; (18) changes in premiums and commission rates or the rates of other fees paid to the Company’s businesses, including life settlements and registered investment advisory fees; (19) the reduction of the Company’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions; (20) the occurrence of adverse economic conditions or an adverse regulatory climate in New York, Florida or California; (21) the loss of services of key members of senior management; and (22) the Company’s ability to effect smooth succession planning.

Additional factors are set forth in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on February 12, 2010 and its Quarterly Report on Form 10-Q for the period ended March 31, 2010, filed with the SEC on May 10, 2010.

Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS (Unaudited - in thousands)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Revenue:
Commissions and fees	$234,890	$225,273	$277,181	$229,925	$224,198

Operating expenses:
Commissions and fees	73,421	68,306	76,013	63,059	62,474
Compensation expense	63,722	65,268	68,879	64,649	66,164
Non-compensation expense	38,914	40,449	46,528	36,507	37,307
Management fees	32,534	23,650	58,865	34,855	29,954
Amortization of intangibles	8,206	8,338	8,806	8,975	9,176
Depreciation	3,005	3,006	8,857	3,361	3,485
Impairment of goodwill and intangible assets	—	2,901	6,231	2,002	2,895
Gain on sale of businesses	(7,690)	(2,231)	(244)	(1,190)	(1,279)
Total operating expenses	212,112	209,687	273,935	212,218	210,176
Income from operations	22,778	15,586	3,246	17,707	14,022

Non-operating income and expenses
Interest income	888	888	828	703	822
Interest expense	(4,880)	(4,579)	(4,849)	(5,001)	(5,386)
Other, net	2,013	658	472	3,387	6,608
Non-operating income and expenses, net	(1,979)	(3,033)	(3,549)	(911)	2,044
Income (loss) before income taxes	20,799	12,553	(303)	16,796	16,066

Income tax expense (benefit)	8,730	5,563	(2,154)	6,256	6,044
Net income	$12,069	$6,990	$1,851	$10,540	$10,022

Cash Earnings Reconciliation
GAAP net income	$12,069	$6,990	$1,851	$10,540	$10,022
Amortization of intangibles	8,206	8,338	8,806	8,975	9,176
Depreciation	3,005	3,006	8,857	3,361	3,485
Impairment of goodwill and intangible assets	—	2,901	6,231	2,002	2,895
Tax benefit of impairment of goodwill and intangible assets	88	(1,118)	(1,133)	(427)	(902)
Non-cash interest, net of tax	1,838	1,866	1,559	1,966	1,732
Cash earnings	$25,206	$21,983	$26,171	$26,417	$26,408

Adjusted EBITDA Reconciliation
GAAP net income	$12,069	$6,990	$1,851	$10,540	$10,022
Income tax expense (benefit)	8,730	5,563	(2,154)	6,256	6,044
Interest income	(888)	(888)	(828)	(703)	(822)
Interest expense	4,880	4,579	4,849	5,001	5,386
Other, net	(2,013)	(658)	(472)	(3,387)	(6,608)
Income from operations	22,778	15,586	3,246	17,707	14,022
Amortization of intangibles	8,206	8,338	8,806	8,975	9,176
Depreciation	3,005	3,006	8,857	3,361	3,485
Impairment of goodwill and intangible assets	—	2,901	6,231	2,002	2,895
Gain on sale of businesses	(7,690)	(2,231)	(244)	(1,190)	(1,279)
Adjusted EBITDA	$26,299	$27,600	$26,896	$30,855	$28,299
Adjusted EBITDA as a % of revenue	11.2%	12.3%	9.7%	13.4%	12.6%

Calculation of Management Fees %
Income from operations	$22,778	$15,586	$3,246	$17,707	$14,022
Basic management fees	29,349	22,938	48,074	31,384	29,741
Principal Incentive Plan (PIP) management fees	1,933	(3,098)	9,014	—	—
Stock based compensation management fees	1,144	1,323	936	406	401
Incentive and other management fees	108	2,487	841	3,065	(188)
Total management fees	32,534	23,650	58,865	34,855	29,954
Amortization of intangibles	8,206	8,338	8,806	8,975	9,176
Depreciation	3,005	3,006	8,857	3,361	3,485
Impairment of goodwill and intangible assets	—	2,901	6,231	2,002	2,895
Gain on sale of businesses	(7,690)	(2,231)	(244)	(1,190)	(1,279)
Income before management fees	58,833	51,250	85,761	65,710	58,253
Corporate income before management fees	(8,089)	(8,882)	(13,984)	(5,935)	(7,329)
Adjusted income before management fees	$66,922	$60,132	$99,745	$71,645	$65,582

Basic management fees as % of adjusted income before management fees	43.9%	38.1%	48.2%	43.8%	45.3%

Total management fees as % of adjusted income before management fees	48.6%	39.3%	59.0%	48.6%	45.7%

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS - CORPORATE CLIENT GROUP (Unaudited - in thousands)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Revenue:
Commissions and fees	$89,516	$95,247	$106,971	$90,665	$89,832

Operating expenses:
Commissions and fees	8,299	7,963	8,588	8,825	8,142
Compensation expense	32,296	33,096	34,402	31,821	32,288
Non-compensation expense	18,832	19,596	21,804	17,234	18,416
Management fees	15,045	15,126	24,392	17,524	16,019
Amortization of intangibles	5,253	5,348	5,615	5,678	5,760
Depreciation	1,516	1,559	4,126	1,657	1,688
Impairment of goodwill and intangible assets	—	1,931	—	—	110
Gain on sale of businesses	(6,841)	(1,321)	(123)	(206)	(244)
Total operating expenses	74,400	83,298	98,804	82,533	82,179
Income from operations	$15,116	$11,949	$8,167	$8,132	$7,653

Adjusted EBITDA Reconciliation
Income from operations	$15,116	$11,949	$8,167	$8,132	$7,653
Amortization of intangibles	5,253	5,348	5,615	5,678	5,760
Depreciation	1,516	1,559	4,126	1,657	1,688
Impairment of goodwill and intangible assets	—	1,931	—	—	110
Gain on sale of businesses	(6,841)	(1,321)	(123)	(206)	(244)
Adjusted EBITDA	$15,044	$19,466	$17,785	$15,261	$14,967
Adjusted EBITDA as a % of revenue	16.8%	20.4%	16.6%	16.8%	16.7%

Calculation of Management Fees %
Income from operations	$15,116	$11,949	$8,167	$8,132	$7,653
Basic management fees	13,054	13,676	19,235	15,787	16,048
Principal Incentive Plan (PIP) management fees	790	(483)	2,041	—	—
Stock based compensation management fees	583	798	611	326	322
Incentive and other management fees	618	1,135	2,505	1,411	(351)
Total management fees	15,045	15,126	24,392	17,524	16,019
Amortization of intangibles	5,253	5,348	5,615	5,678	5,760
Depreciation	1,516	1,559	4,126	1,657	1,688
Impairment of goodwill and intangible assets	—	1,931	—	—	110
Gain on sale of businesses	(6,841)	(1,321)	(123)	(206)	(244)
Income before management fees	30,089	34,592	42,177	32,785	30,986
Corporate income before management fees	(6,447)	(6,541)	(8,951)	(5,907)	(6,431)
Adjusted income before management fees	$36,536	$41,133	$51,128	$38,692	$37,417

Basic management fees as % of adjusted income before management fees	35.7%	33.2%	37.6%	40.8%	42.9%

Total management fees as % of adjusted income before management fees	41.2%	36.8%	47.7%	45.3%	42.8%

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS - INDIVIDUAL CLIENT GROUP (Unaudited - in thousands)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Revenue:
Commissions and fees	$91,377	$78,694	$122,383	$97,428	$92,432

Operating expenses:
Commissions and fees	20,246	18,372	26,609	18,851	19,436
Compensation expense	27,814	28,242	30,825	28,994	29,673
Non-compensation expense	16,857	17,455	22,656	17,928	17,540
Management fees	17,489	8,524	34,473	17,331	13,935
Amortization of intangibles	2,953	2,990	3,191	3,297	3,416
Depreciation	1,155	1,125	4,413	1,441	1,561
Impairment of goodwill and intangible assets	—	970	6,231	2,002	2,785
Gain on sale of businesses	(849)	(910)	(121)	(984)	(1,035)
Total operating expenses	85,665	76,768	128,277	88,860	87,311
Income (loss) from operations	$5,712	$1,926	$(5,894)	$8,568	$5,121

Adjusted EBITDA Reconciliation
Income (loss) from operations	$5,712	$1,926	$(5,894)	$8,568	$5,121
Amortization of intangibles	2,953	2,990	3,191	3,297	3,416
Depreciation	1,155	1,125	4,413	1,441	1,561
Impairment of goodwill and intangible assets	—	970	6,231	2,002	2,785
Gain on sale of businesses	(849)	(910)	(121)	(984)	(1,035)
Adjusted EBITDA	$8,971	$6,101	$7,820	$14,324	$11,848
Adjusted EBITDA as a % of revenue	9.8%	7.8%	6.4%	14.7%	12.8%

Calculation of Management Fees %
Income (loss) from operations	$5,712	$1,926	$(5,894)	$8,568	$5,121
Basic management fees	16,295	9,262	28,839	15,597	13,693
Principal Incentive Plan (PIP) management fees	1,143	(2,615)	6,973	—	—
Stock based compensation management fees	561	525	325	80	79
Incentive and other management fees	(510)	1,352	(1,664)	1,654	163
Total management fees	$17,489	$8,524	34,473	17,331	13,935
Amortization of intangibles	2,953	2,990	3,191	3,297	3,416
Depreciation	1,155	1,125	4,413	1,441	1,561
Impairment of goodwill and intangible assets	—	970	6,231	2,002	2,785
Gain on sale of businesses	(849)	(910)	(121)	(984)	(1,035)
Income before management fees	26,460	14,625	42,293	31,655	25,783
Corporate income before management fees	(3,926)	(4,374)	(6,324)	(1,298)	(2,382)
Adjusted income before management fees	$30,386	$18,999	$48,617	$32,953	$28,165

Basic management fees as % of adjusted income before management fees	53.6%	48.7%	59.3%	47.3%	48.6%

Total management fees as % of adjusted income before management fees	57.6%	44.9%	70.9%	52.6%	49.5%

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS - ADVISOR SERVICES GROUP (Unaudited - in thousands)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Revenue:
Commissions and fees	$53,997	$51,332	$47,827	$41,832	$41,934

Operating expenses:
Commissions and fees	44,876	41,971	40,816	35,383	34,896
Compensation expense	3,612	3,930	3,652	3,834	4,203
Non-compensation expense	3,225	3,398	2,068	1,345	1,351
Management fees	—	—	—	—	—
Amortization of intangibles	—	—	—	—	—
Depreciation	334	322	318	263	236
Impairment of goodwill and intangible assets	—	—	—	—	—
Gain on sale of businesses	—	—	—	—	—
Total operating expenses	52,047	49,621	46,854	40,825	40,686
Income from operations	$1,950	$1,711	$973	$1,007	$1,248

Adjusted EBITDA Reconciliation
Income from operations	$1,950	$1,711	$973	$1,007	$1,248
Amortization of intangibles	—	—	—	—	—
Depreciation	334	322	318	263	236
Impairment of goodwill and intangible assets	—	—	—	—	—
Gain on sale of businesses	—	—	—	—	—
Adjusted EBITDA	$2,284	$2,033	$1,291	$1,270	$1,484
Adjusted EBITDA as a % of revenue	4.2%	4.0%	2.7%	3.0%	3.5%

Calculation of Management Fees %
Income from operations	$1,950	$1,711	$973	$1,007	$1,248
Basic management fees	—	—	—	—	—
Principal Incentive Plan (PIP) management fees	—	—	—	—	—
Stock based compensation management fees	—	—	—	—	—
Incentive and other management fees	—	—	—	—	—
Total management fees	—	—	—	—	—
Amortization of intangibles	—	—	—	—	—
Depreciation	334	322	318	263	236
Impairment of goodwill and intangible assets	—	—	—	—	—
Gain on sale of businesses	—	—	—	—	—
Income before management fees	2,284	2,033	1,291	1,270	1,484
Corporate income before management fees (1)	2,284	2,033	1,291	1,270	1,484
Adjusted income before management fees	$—	$—	$—	$—	$—

Basic management fees as % of adjusted income before management fees	NM	NM	NM	NM	NM

Total management fees as % of adjusted income before management fees	NM	NM	NM	NM	NM

NM indicates metric not meaningful

(1) Represents non-management fee generating income

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS, ADJUSTED EBITDA AND ORGANIC REVENUE GROWTH FOR QUARTERLY PERIODS (Unaudited - dollars in thousands)

	Corporate Client Group		Individual Client Group		Advisor Services Group		Total
	For the Three Months Ended		For the Three Months Ended		For the Three Months Ended		For the Three Months Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009	2010	2009	2010	2009
Revenue:
Commissions and fees	$89,516	$89,832	$91,377	$92,432	$53,997	$41,934	$234,890	$224,198

Operating expenses:
Commissions and fees	8,299	8,142	20,246	19,436	44,876	34,896	73,421	62,474
Compensation expense	32,296	32,288	27,814	29,673	3,612	4,203	63,722	66,164
Non-compensation expense	18,832	18,416	16,857	17,540	3,225	1,351	38,914	37,307
Management fees	15,045	16,019	17,489	13,935	—	—	32,534	29,954
Amortization of intangibles	5,253	5,760	2,953	3,416	—	—	8,206	9,176
Depreciation	1,516	1,688	1,155	1,561	334	236	3,005	3,485
Impairment of goodwill and intangible assets	—	110	—	2,785	—	—	—	2,895
Gain on sale of businesses	(6,841)	(244)	(849)	(1,035)	—	—	(7,690)	(1,279)
Total operating expenses	74,400	82,179	85,665	87,311	52,047	40,686	212,112	210,176
Income from operations	$15,116	$7,653	$5,712	$5,121	$1,950	$1,248	$22,778	$14,022

	For the Three Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,
	2010		2010		2009		2009		2009
Revenue
Corporate Client Group	$89,516	38%	$95,247	42%	$106,971	39%	$90,665	39%	$89,832	40%
Individual Client Group	91,377	39%	78,694	35%	122,383	44%	97,428	42%	92,432	41%
Advisor Services Group	53,997	23%	51,332	23%	47,827	17%	41,832	19%	41,934	19%
Consolidated	$234,890	100%	$225,273	100%	$277,181	100%	$229,925	100%	$224,198	100%

Adjusted EBITDA (1)
Corporate Client Group	$15,044	57%	$19,466	71%	$17,785	66%	$15,261	50%	$14,967	53%
Individual Client Group	8,971	34%	6,101	22%	7,820	29%	14,324	46%	11,848	42%
Advisor Services Group	2,284	9%	2,033	7%	1,291	5%	1,270	4%	1,484	5%
Consolidated	$26,299	100%	$27,600	100%	$26,896	100%	$30,855	100%	$28,299	100%

	For the Three Months Ended
	June 30,	March 31,
	2010	2010
Organic revenue growth
Corporate Client Group	3.7%	5.7%
Individual Client Group	5.5%	1.6%
Advisor Services Group	16.0%	8.5%
Consolidated	7.3%	4.9%

(1)
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, and other, net.  These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Revenue:
Commissions and fees	$460,163	$225,273	$948,285	$671,104	$441,179

Operating expenses:
Commissions and fees	141,727	68,306	263,947	187,934	124,875
Compensation expense	128,990	65,268	268,335	199,456	134,807
Non-compensation expense	79,363	40,449	159,523	112,995	76,488
Management fees	56,184	23,650	146,181	87,316	52,461
Amortization of intangibles	16,544	8,338	36,551	27,745	18,770
Depreciation	6,011	3,006	19,242	10,385	7,024
Impairment of goodwill and intangible assets	2,901	2,901	618,465	612,234	610,232
Gain on sale of businesses	(9,921)	(2,231)	(2,096)	(1,852)	(662)
Total operating expenses	421,799	209,687	1,510,148	1,236,213	1,023,995
Income (loss) from operations	38,364	15,586	(561,863)	(565,109)	(582,816)

Non-operating income and expenses
Interest income	1,776	888	3,077	2,249	1,546
Interest expense	(9,459)	(4,579)	(20,567)	(15,718)	(10,717)
Other, net	2,671	658	11,583	11,111	7,724
Non-operating income and expenses, net	(5,012)	(3,033)	(5,907)	(2,358)	(1,447)
Income (loss) before income taxes	33,352	12,553	(567,770)	(567,467)	(584,263)

Income tax expense (benefit)	14,293	5,563	(74,384)	(72,230)	(78,486)
Net income (loss)	$19,059	$6,990	$(493,386)	$(495,237)	$(505,777)

Cash Earnings Reconciliation
GAAP net income (loss)	$19,059	$6,990	$(493,386)	$(495,237)	$(505,777)
Amortization of intangibles	16,544	8,338	36,551	27,745	18,770
Depreciation	6,011	3,006	19,242	10,385	7,024
Impairment of goodwill and intangible assets	2,901	2,901	618,465	612,234	610,232
Tax benefit of impairment of goodwill and intangible assets	(1,030)	(1,118)	(90,608)	(89,475)	(89,048)
Non-cash interest, net of tax	3,704	1,866	6,814	5,255	3,289
Cash earnings	$47,189	$21,983	$97,078	$70,907	$44,490

Adjusted EBITDA Reconciliation
GAAP net income (loss)	$19,059	$6,990	$(493,386)	$(495,237)	$(505,777)
Income tax expense (benefit)	14,293	5,563	(74,384)	(72,230)	(78,486)
Interest income	(1,776)	(888)	(3,077)	(2,249)	(1,546)
Interest expense	9,459	4,579	20,567	15,718	10,717
Other, net	(2,671)	(658)	(11,583)	(11,111)	(7,724)
Income (loss) from operations	38,364	15,586	(561,863)	(565,109)	(582,816)
Amortization of intangibles	16,544	8,338	36,551	27,745	18,770
Depreciation	6,011	3,006	19,242	10,385	7,024
Impairment of goodwill and intangible assets	2,901	2,901	618,465	612,234	610,232
Gain on sale of businesses	(9,921)	(2,231)	(2,096)	(1,852)	(662)
Adjusted EBITDA	$53,899	$27,600	$110,299	$83,403	$52,548
Adjusted EBITDA as a % of revenue	11.7%	12.3%	11.6%	12.4%	11.9%

Calculation of Management Fees %
Income (loss) from operations	$38,364	$15,586	$(561,863)	$(565,109)	$(582,816)
Basic management fees	52,287	22,938	130,211	82,137	50,753
Principal Incentive Plan (PIP) management fees	(1,165)	(3,098)	9,014	—	—
Stock based compensation management fees	2,467	1,323	2,145	1,209	803
Incentive and other management fees	2,595	2,487	4,811	3,970	905
Total management fees	56,184	23,650	146,181	87,316	52,461
Amortization of intangibles	16,544	8,338	36,551	27,745	18,770
Depreciation	6,011	3,006	19,242	10,385	7,024
Impairment of goodwill and intangible assets	2,901	2,901	618,465	612,234	610,232
Gain on sale of businesses	(9,921)	(2,231)	(2,096)	(1,852)	(662)
Income before management fees	110,083	51,250	256,480	170,719	105,009
Corporate income before management fees	(16,971)	(8,882)	(37,693)	(23,709)	(17,774)
Adjusted income before management fees	$127,054	$60,132	$294,173	$194,428	$122,783

Basic management fees as % of adjusted income before management fees	41.2%	38.1%	44.3%	42.2%	41.3%

Total management fees as % of adjusted income before management fees	44.2%	39.3%	49.7%	44.9%	42.7%

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS - CORPORATE CLIENT GROUP (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Revenue:
Commissions and fees	$184,763	$95,247	$379,980	$273,009	$182,344

Operating expenses:
Commissions and fees	16,262	7,963	34,397	25,809	16,984
Compensation expense	65,392	33,096	132,465	98,063	66,242
Non-compensation expense	38,428	19,596	75,823	54,019	36,785
Management fees	30,171	15,126	70,507	46,115	28,591
Amortization of intangibles	10,601	5,348	22,959	17,344	11,666
Depreciation	3,075	1,559	9,277	5,151	3,494
Impairment of goodwill and intangible assets	1,931	1,931	354,408	354,408	354,408
(Gain) loss on sale of businesses	(8,162)	(1,321)	7	130	336
Total operating expenses	157,698	83,298	699,843	601,039	518,506
Income (loss) from operations	$27,065	$11,949	$(319,863)	$(328,030)	$(336,162)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$27,065	$11,949	$(319,863)	$(328,030)	$(336,162)
Amortization of intangibles	10,601	5,348	22,959	17,344	11,666
Depreciation	3,075	1,559	9,277	5,151	3,494
Impairment of goodwill and intangible assets	1,931	1,931	354,408	354,408	354,408
(Gain) loss on sale of businesses	(8,162)	(1,321)	7	130	336
Adjusted EBITDA	$34,510	$19,466	$66,788	$49,003	$33,742
Adjusted EBITDA as a % of revenue	18.7%	20.4%	17.6%	17.9%	18.5%

Calculation of Management Fees %
Income (loss) from operations	$27,065	$11,949	$(319,863)	$(328,030)	$(336,162)
Basic management fees	26,730	13,676	62,608	43,373	27,586
Principal Incentive Plan (PIP) management fees	307	(483)	2,041	—	—
Stock based compensation management fees	1,381	798	1,581	970	644
Incentive and other management fees	1,753	1,135	4,277	1,772	361
Total management fees	30,171	15,126	70,507	46,115	28,591
Amortization of intangibles	10,601	5,348	22,959	17,344	11,666
Depreciation	3,075	1,559	9,277	5,151	3,494
Impairment of goodwill and intangible assets	1,931	1,931	354,408	354,408	354,408
(Gain) loss on sale of businesses	(8,162)	(1,321)	7	130	336
Income before management fees	64,681	34,592	137,295	95,118	62,333
Corporate income before management fees	(12,988)	(6,541)	(29,091)	(20,140)	(14,233)
Adjusted income before management fees	$77,669	$41,133	$166,386	$115,258	$76,566

Basic management fees as % of adjusted income before management fees	34.4%	33.2%	37.6%	37.6%	36.0%

Total management fees as % of adjusted income before management fees	38.8%	36.8%	42.4%	40.0%	37.3%

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS - INDIVIDUAL CLIENT GROUP (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Revenue:
Commissions and fees	$170,071	$78,694	$397,314	$274,931	$177,503

Operating expenses:
Commissions and fees	38,618	18,372	84,335	57,726	38,875
Compensation expense	56,056	28,242	119,829	89,004	60,010
Non-compensation expense	34,312	17,455	77,169	54,513	36,585
Management fees	26,013	8,524	75,674	41,201	23,870
Amortization of intangibles	5,943	2,990	13,592	10,401	7,104
Depreciation	2,280	1,125	8,885	4,472	3,031
Impairment of goodwill and intangible assets	970	970	264,057	257,826	255,824
Gain on sale of businesses	(1,759)	(910)	(2,103)	(1,982)	(998)
Total operating expenses	162,433	76,768	641,438	513,161	424,301
Income (loss) from operations	$7,638	$1,926	$(244,124)	$(238,230)	$(246,798)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$7,638	$1,926	$(244,124)	$(238,230)	$(246,798)
Amortization of intangibles	5,943	2,990	13,592	10,401	7,104
Depreciation	2,280	1,125	8,885	4,472	3,031
Impairment of goodwill and intangible assets	970	970	264,057	257,826	255,824
Gain on sale of businesses	(1,759)	(910)	(2,103)	(1,982)	(998)
Adjusted EBITDA	$15,072	$6,101	$40,307	$32,487	$18,163
Adjusted EBITDA as a % of revenue	8.9%	7.8%	10.1%	11.8%	10.2%

Calculation of Management Fees %
Income (loss) from operations	$7,638	$1,926	$(244,124)	$(238,230)	$(246,798)
Basic management fees	25,557	9,262	67,603	38,764	23,167
Principal Incentive Plan (PIP) management fees	(1,472)	(2,615)	6,973	—	—
Stock based compensation management fees	1,086	525	564	239	159
Incentive and other management fees	842	1,352	534	2,198	544
Total management fees	26,013	8,524	75,674	41,201	23,870
Amortization of intangibles	5,943	2,990	13,592	10,401	7,104
Depreciation	2,280	1,125	8,885	4,472	3,031
Impairment of goodwill and intangible assets	970	970	264,057	257,826	255,824
Gain on sale of businesses	(1,759)	(910)	(2,103)	(1,982)	(998)
Income before management fees	41,085	14,625	115,981	73,688	42,033
Corporate income before management fees	(8,300)	(4,374)	(11,806)	(5,482)	(4,184)
Adjusted income before management fees	$49,385	$18,999	$127,787	$79,170	$46,217

Basic management fees as % of adjusted income before management fees	51.8%	48.7%	52.9%	49.0%	50.1%

Total management fees as % of adjusted income before management fees	52.7%	44.9%	59.2%	52.0%	51.6%

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS - ADVISOR SERVICES GROUP (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Revenue:
Commissions and fees	$105,329	$51,332	$170,991	$123,164	$81,332

Operating expenses:
Commissions and fees	86,847	41,971	145,215	104,399	69,016
Compensation expense	7,542	3,930	16,041	12,389	8,555
Non-compensation expense	6,623	3,398	6,531	4,463	3,118
Management fees	—	—	—	—	—
Amortization of intangibles	—	—	—	—	—
Depreciation	656	322	1,080	762	499
Impairment of goodwill and intangible assets	—	—	—	—	—
Gain on sale of businesses	—	—	—	—	—
Total operating expenses	101,668	49,621	168,867	122,013	81,188
Income from operations	$3,661	$1,711	$2,124	$1,151	$144

Adjusted EBITDA Reconciliation
Income from operations	$3,661	$1,711	$2,124	$1,151	$144
Amortization of intangibles	—	—	—	—	—
Depreciation	656	322	1,080	762	499
Impairment of goodwill and intangible assets	—	—	—	—	—
Gain on sale of businesses	—	—	—	—	—
Adjusted EBITDA	$4,317	$2,033	$3,204	$1,913	$643
Adjusted EBITDA as a % of revenue	4.1%	4.0%	1.9%	1.6%	0.8%

Calculation of Management Fees %
Income from operations	$3,661	$1,711	$2,124	$1,151	$144
Basic management fees	—	—	—	—	—
Principal Incentive Plan (PIP) management fees	—	—	—	—	—
Stock based compensation management fees	—	—	—	—	—
Incentive and other management fees	—	—	—	—	—
Total management fees	—	—	—	—	—
Amortization of intangibles	—	—	—	—	—
Depreciation	656	322	1,080	762	499
Impairment of goodwill and intangible assets	—	—	—	—	—
Gain on sale of businesses	—	—	—	—	—
Income before management fees	4,317	2,033	3,204	1,913	643
Corporate income before management fees (1)	4,317	2,033	3,204	1,913	643
Adjusted income before management fees	$—	$—	$—	$—	$—

Basic management fees as % of adjusted income before management fees	NM	NM	NM	NM	NM

Total management fees as % of adjusted income before management fees	NM	NM	NM	NM	NM

NM indicates metric not meaningful

(1) Represents non-management fee generating income

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS, ADJUSTED EBITDA AND ORGANIC REVENUE GROWTH FOR YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	Corporate Client Group		Individual Client Group		Advisor Services Group		Total
	For the Year-to-Date		For the Year-to-Date		For the Year-to-Date		For the Year-to-Date
	Period Ended		Period Ended		Period Ended		Period Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009	2010	2009	2010	2009
Revenue:
Commissions and fees	$184,763	$182,344	$170,071	$177,503	$105,329	$81,332	$460,163	$441,179

Operating expenses:
Commissions and fees	16,262	16,984	38,618	38,875	86,847	69,016	141,727	124,875
Compensation expense	65,392	66,242	56,056	60,010	7,542	8,555	128,990	134,807
Non-compensation expense	38,428	36,785	34,312	36,585	6,623	3,118	79,363	76,488
Management fees	30,171	28,591	26,013	23,870	—	—	56,184	52,461
Amortization of intangibles	10,601	11,666	5,943	7,104	—	—	16,544	18,770
Depreciation	3,075	3,494	2,280	3,031	656	499	6,011	7,024
Impairment of goodwill and intangible assets	1,931	354,408	970	255,824	—	—	2,901	610,232
(Gain) loss on sale of businesses	(8,162)	336	(1,759)	(998)	—	—	(9,921)	(662)
Total operating expenses	157,698	518,506	162,433	424,301	101,668	81,188	421,799	1,023,995
Income (loss) from operations	$27,065	$(336,162)	$7,638	$(246,798)	$3,661	$144	$38,364	$(582,816)

	For the Year-to-Date Period Ended
	June 30,		March 31,		December 31,		September 30,		June 30,
	2010		2010		2009		2009		2009
Revenue
Corporate Client Group	$184,763	40%	$95,247	42%	$379,980	40%	$273,009	41%	$182,344	41%
Individual Client Group	170,071	37%	78,694	35%	397,314	42%	274,931	41%	177,503	40%
Advisor Services Group	105,329	23%	51,332	23%	170,991	18%	123,164	18%	81,332	19%
Consolidated	$460,163	100%	$225,273	100%	$948,285	100%	$671,104	100%	$441,179	100%

Adjusted EBITDA (1)
Corporate Client Group	$34,510	64%	$19,466	71%	$66,788	60%	$49,003	59%	$33,742	64%
Individual Client Group	15,072	28%	6,101	22%	40,307	37%	32,487	39%	18,163	35%
Advisor Services Group	4,317	8%	2,033	7%	3,204	3%	1,913	2%	643	1%
Consolidated	$53,899	100%	$27,600	100%	$110,299	100%	$83,403	100%	$52,548	100%

	For the Year-to-Date Period Ended
	June 30,	March 31,
	2010	2010
Organic revenue growth
Corporate Client Group	4.7%	5.7%
Individual Client Group	3.6%	1.6%
Advisor Services Group	12.3%	8.5%
Consolidated	6.1%	4.9%

(1) The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, and other, net.  These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

NATIONAL FINANCIAL PARTNERS CORP. HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Revenue:
Commissions and fees	$948,285	$1,150,387	$1,194,293

Operating expenses:
Commissions and fees	263,947	362,868	386,460
Compensation expense	268,335	291,753	261,717
Non-compensation expense	159,523	181,404	168,387
Management fees	146,181	170,683	211,825
Amortization of intangibles	36,551	39,194	34,303
Depreciation	19,242	13,371	11,010
Impairment of goodwill and intangible assets	618,465	41,257	7,877
(Gain) loss on sale of businesses	(2,096)	(7,663)	11,182
Total operating expenses	1,510,148	1,092,867	1,092,761
(Loss) income from operations	(561,863)	57,520	101,532

Non-operating income and expenses
Interest income	3,077	4,854	7,920
Interest expense	(20,567)	(21,765)	(18,620)
Other, net	11,583	1,199	1,125
Non-operating income and expenses, net	(5,907)	(15,712)	(9,575)
(Loss) income before income taxes	(567,770)	41,808	91,957

Income tax expense (benefit)	(74,384)	33,337	43,204
Net (loss) income	$(493,386)	$8,471	$48,753

Cash Earnings Reconciliation
GAAP net (loss) income	$(493,386)	$8,471	$48,753
Amortization of intangibles	36,551	39,194	34,303
Depreciation	19,242	13,371	11,010
Impairment of goodwill and intangible assets	618,465	41,257	7,877
Tax benefit of impairment of goodwill and intangible assets	(90,608)	(8,137)	(1,899)
Non-cash interest, net of tax	6,814	6,364	5,481
Cash earnings	$97,078	$100,520	$105,525
Management agreement buyout, net of tax	—	—	7,681
Cash earnings excluding management agreement buyout, net of tax	$97,078	$100,520	$113,206

Adjusted EBITDA Reconciliation
GAAP net (loss) income	$(493,386)	$8,471	$48,753
Income tax (benefit) expense	(74,384)	33,337	43,204
Interest income	(3,077)	(4,854)	(7,920)
Interest expense	20,567	21,765	18,620
Other, net	(11,583)	(1,199)	(1,125)
(Loss) income from operations	(561,863)	57,520	101,532
Amortization of intangibles	36,551	39,194	34,303
Depreciation	19,242	13,371	11,010
Impairment of goodwill and intangible assets	618,465	41,257	7,877
(Gain) loss on sale of businesses	(2,096)	(7,663)	11,182
Adjusted EBITDA	$110,299	$143,679	$165,904
Adjusted EBITDA as a % of revenue	11.6%	12.5%	13.9%

Calculation of Management Fees %
(Loss) income from operations	$(561,863)	$57,520	$101,532
Basic management fees	130,211	165,035	197,406
Principal Incentive Plan (PIP) management fees	9,014	—	—
Stock based compensation management fees	2,145	1,858	895
Incentive and other management fees	4,811	3,790	13,524
Total management fees	146,181	170,683	211,825
Amortization of intangibles	36,551	39,194	34,303
Depreciation	19,242	13,371	11,010
Impairment of goodwill and intangible assets	618,465	41,257	7,877
(Gain) loss on sale of businesses	(2,096)	(7,663)	11,182
Income before management fees	256,480	314,362	377,729
Corporate income before management fees	(37,693)	(41,556)	(36,252)
Adjusted income before management fees	$294,173	$355,918	$413,981

Basic management fees as % of adjusted income before management fees	44.3%	46.4%	47.7%

Total management fees as % of adjusted income before management fees	49.7%	48.0%	51.2%

NATIONAL FINANCIAL PARTNERS CORP. CORPORATE OVERVIEW (Unaudited - dollars in thousands, except per share data)

	At or for the Three Months Ended					For the Years Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	December 31,	December 31,
	2010	2010	2009	2009	2009	2009	2008
GAAP net income (loss)	$12,069	$6,990	$1,851	$10,540	$10,022	$(493,386)	$8,471
Amortization of intangibles	8,206	8,338	8,806	8,975	9,176	36,551	39,194
Depreciation	3,005	3,006	8,857	3,361	3,485	19,242	13,371
Impairment of goodwill and intangible assets	—	2,901	6,231	2,002	2,895	618,465	41,257
Tax benefit of impairment of goodwill and intangible assets	88	(1,118)	(1,133)	(427)	(902)	(90,608)	(8,137)
Non-cash interest, net of tax	1,838	1,866	1,559	1,966	1,732	6,814	6,364
Cash earnings	$25,206	$21,983	$26,171	$26,417	$26,408	$97,078	$100,520

GAAP net income (loss) per share - diluted	$0.27	$0.16	$0.04	$0.24	$0.23	$(12.02)	$0.21
Amortization of intangibles	0.19	0.19	0.20	0.21	0.21	0.87	0.96
Depreciation	0.07	0.07	0.21	0.08	0.08	0.46	0.33
Impairment of goodwill and intangible assets	—	0.07	0.14	0.05	0.07	14.78	1.01
Tax benefit of impairment of goodwill and intangible assets	0.00	(0.03)	(0.03)	(0.01)	(0.02)	(2.16)	(0.20)
Non-cash interest, net of tax	0.04	0.04	0.04	0.05	0.04	0.16	0.16
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share - diluted (1)	—	—	—	—	—	0.23	—
Cash earnings per share - diluted (2)	$0.57	$0.50	$0.61	$0.61	$0.62	$2.32	$2.46

Shares outstanding, beginning of period	41,926	41,363	41,201	41,104	40,026	39,753	38,935
Common shares issued for acquisitions during period	—	—	—	—	—	—	669
Common shares issued for contingent consideration and escrow during period	535	—	106	—	978	1,084	89
Common shares issued for stock-based awards during period	214	627	42	12	31	266	451
Common shares repurchased during period	(89)	(95)	(23)	(21)	(42)	(91)	(1,040)
Common shares issued under ongoing incentive program	—	—	—	—	—	—	290
Other	33	31	37	106	111	351	359
Shares outstanding, end of period	42,619	41,926	41,363	41,201	41,104	41,363	39,753

Weighted average common shares outstanding	42,499	41,598	41,363	41,211	41,139	40,908	39,542
Dilutive effect of contingent consideration and ongoing incentive payments	128	649	593	393	390	593	176
Dilutive effect of stock-based awards	1,717	1,443	1,147	1,503	1,246	343	1,122
Dilutive effect of escrow, stock subscriptions and other	9	12	6	7	58	(2)	93
Weighted average common shares outstanding - diluted (1)	44,353	43,702	43,109	43,114	42,833	41,842	40,933

Debt to total capitalization	43.4%	41.0%	41.8%	45.2%	49.4%	41.8%	29.3%

Total NFP owned businesses at period end	145	148	154	160	169	154	181

(1)   For periods where the Company generated a GAAP net loss, weighted average common shares outstanding - diluted was used to calculate cash earnings per share - diluted only. To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the antidilutive effects of other items caused by a GAAP net loss position.

(2)   The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. ACQUISITION & DISPOSITION METRICS FOR QUARTERLY AND YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Number of acquisitions closed	1	—	2	—	—
Consideration:
Cash	$—	$—	$—	$—	$—
Common stock	—	—	—	—	—
Other	—	—	—	—	—
Total consideration paid (1)	$—	$—	$—	$—	$-

Target earnings of acquired firms	$—	$—	$—	$—	$—
Base earnings of acquired firms	$—	$—	$—	$—	$—

	For the Year-to-Date Period Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Number of acquisitions closed	1	—	3	1	1
Consideration:
Cash	$—	$—	$279	$279	$279
Common stock	—	—	—	—	—
Other	—	—	186	186	186
Total consideration paid (1)	$—	$—	$465	$465	$465

Target earnings of acquired firms	$—	$—	$148	$148	$148
Base earnings of acquired firms	$—	$—	$88	$88	$88

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Disposed businesses' performance metrics (2)
Revenue
Corporate Client Group	$19	$173	$3,530	$4,387	$3,561
Individual Client Group	20	166	5,808	6,455	5,754
Advisor Services Group	—	—	—	—	—
Consolidated	$39	$339	$9,338	$10,842	$9,315

Adjusted EBITDA
Corporate Client Group	$(120)	$69	$563	$1,142	$548
Individual Client Group	2	(92)	260	(440)	(1,041)
Advisor Services Group	—	—	—	—	—
Consolidated	$(118)	$(23)	$823	$702	$(493)

	For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	June 30,
	2005	2006	2007	2008	2009	2010
Disposed businesses
Acquired between 01/1999 - 12/2005
Corporate Client Group	1	1	—	4	5	3
Individual Client Group	3	4	4	2	28	9
Advisor Services Group	—	—	—	—	—	—
Consolidated	4	5	4	6	33	12

Acquired between 01/2006 - current
Corporate Client Group	—	—	—	—	—	—
Individual Client Group	—	—	—	1	1	—
Advisor Services Group	—	—	—	—	—	—
Consolidated	—	—	—	1	1	—

(1)
Total consideration paid may not sum sequentially due to post-closing adjustments made relating to prior period acquisitions. Total consideration includes amounts paid by both NFP and the principals for acquisitions and sub-acquisitions.

(2)
Represents revenue and adjusted EBITDA for all firms disposed as of the period ended June 30, 2010 and for these firms for the prior periods.  The reported figures may change in future periods as a result of the change in the set of firms disposed in future quarters.

NATIONAL FINANCIAL PARTNERS CORP. INTANGIBLES AND GOODWILL DATA (Unaudited - in thousands)

	At or for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Intangible Assets:
Book of business	$94,270	$99,265	$104,669	$110,974	$116,795
Management contracts	243,913	250,152	258,456	271,550	276,971
Trade name	4,782	4,820	4,831	4,966	5,030
Institutional customer relationships	11,121	11,339	11,557	11,775	11,993
Goodwill	66,344	66,122	63,887	57,018	57,914
Total intangible assets and goodwill	$420,430	$431,698	$443,400	$456,283	$468,703

Amortization Expense & Impairment Loss:
Book of business	$4,711	$4,863	$5,102	$5,234	$5,480
Management contracts	3,277	6,158	9,342	4,209	4,910
Trade name	—	—	83	64	57
Institutional customer relationships	218	218	218	218	218
Goodwill	—	—	292	1,252	1,406
Total amortization expense & impairment loss	$8,206	$11,239	$15,037	$10,977	$12,071

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET) (Unaudited - in thousands)

	At
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
ASSETS
Current assets:
Cash and cash equivalents	$157,769	$50,961	$55,994	$60,084	$49,822

Fiduciary funds - restricted relating to premium trust accounts	86,117	74,221	75,931	75,838	79,258
Commissions, fees and premiums receivable, net	95,835	100,255	129,833	100,930	104,049
Due from principals and/or certain entities they own	15,503	14,125	14,075	21,787	21,334
Notes receivable, net	7,459	7,412	9,731	7,161	7,860
Deferred tax assets	11,389	13,964	14,283	3,421	5,500
Other current assets	19,905	15,412	14,435	18,368	18,897
Total current assets	393,977	276,350	314,282	287,589	286,720
Property and equipment, net	36,362	37,182	37,291	44,341	46,107
Deferred tax assets	-	5,690	5,820	1,394	2,241
Intangibles, net	354,086	365,576	379,513	399,265	410,789
Goodwill, net	66,344	66,122	63,887	57,018	57,914
Notes receivable, net	33,158	30,261	28,714	32,410	32,191
Other non-current assets	52,276	40,768	39,744	29,793	30,078
Total assets	$936,203	$821,949	$869,251	$851,810	$866,040

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$89,147	$75,614	$77,941	$82,583	$81,126
Borrowings	—	35,000	40,000	75,000	115,000
Income taxes payable	—	525	6,325	—	—
Due to principals and/or certain entities they own	18,232	10,463	34,106	22,779	17,000
Accounts payable	16,737	17,488	24,337	21,381	18,369
Accrued liabilities	54,318	54,208	73,105	47,531	47,127
Total current liabilities	178,434	193,298	255,814	249,274	278,622
Deferred tax liabilities	5,963	4,282	4,380	2,996	4,816
Convertible senior notes	295,368	207,455	204,548	201,767	198,984
Other non-current liabilities	70,702	67,966	64,472	62,037	61,427
Total liabilities	550,467	473,001	529,214	516,074	543,849

STOCKHOLDERS' EQUITY
Preferred stock at par value	—	—	—	—	—
Common stock at par value	4,498	4,477	4,414	4,410	4,409
Additional paid-in capital	901,207	879,300	876,563	874,839	872,031
Accumulated deficit	(442,354)	(432,397)	(438,109)	(434,316)	(440,230)
Treasury stock	(77,687)	(102,572)	(102,930)	(109,373)	(114,117)
Accumulated other comprehensive income	72	140	99	176	98
Total stockholders' equity	385,736	348,948	340,037	335,736	322,191
Total liabilities and stockholders' equity	$936,203	$821,949	$869,251	$851,810	$866,040

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF CASH FLOWS FOR QUARTERLY PERIODS (Unaudited - in thousands)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Cash flow from operating activities:
Net income	$12,069	$6,990	$1,851	$10,540	$10,022

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes	5,005	351	(14,514)	1,106	(58)
Stock-based compensation	2,727	2,951	3,083	2,456	2,499
Impairment of goodwill and intangible assets	—	2,901	6,231	2,002	2,895
Amortization of intangibles	8,206	8,338	8,806	8,975	9,176
Depreciation	3,005	3,006	8,857	3,361	3,485
Accretion of senior convertible notes discount	3,128	2,907	2,781	2,783	2,784
(Gain) loss on sale of businesses	(7,690)	(2,231)	(244)	(1,190)	(1,279)
(Gain) loss on sublease	—	1,766	8,201	—	—
Bad debt expense	815	24	1,854	718	(76)
Other, net	(546)	(402)	—	—	—

(Increase) decrease in operating assets:
Fiduciary funds - restricted relating to premium trust accounts	(11,896)	1,710	(93)	3,420	(7,937)
Commissions, fees and premiums receivable, net	1,268	29,632	(28,538)	3,847	3,436
Due from principals and/or certain entities they own	(1,382)	(60)	7,906	1,615	(6,312)
Notes receivable, net - current	(47)	2,319	(2,570)	659	(113)
Other current assets	(4,656)	(1,003)	3,837	(816)	(869)
Notes receivable, net - non-current	(4,049)	(2,547)	3,988	1,060	3,044
Other non-current assets	1,083	(1,024)	479	(700)	(777)

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	13,533	(2,327)	(4,642)	1,457	9,004
Income taxes payable	(525)	(5,800)	6,325	—	(1,231)
Due to principals and/or certain entities they own	6,971	(24,381)	10,129	26	7,118
Accounts payable	1,722	(6,284)	3,119	3,038	(5,524)
Accrued liabilities	7,888	(14,112)	19,672	1,081	6,751
Other non-current liabilities	624	2,179	(5,692)	4,983	(1,899)
Total adjustments	25,184	(2,087)	38,975	39,881	24,117
Net cash provided by operating activities	37,253	4,903	40,826	50,421	34,139

Cash flow from investing activities:
Proceeds from disposal of businesses	476	5,031	5,109	1,935	6,962
Purchases of property and equipment, net	(2,334)	(2,933)	(2,177)	(1,801)	(1,538)
Payments for acquired firms, net of cash, and contingent consideration	(2,677)	(6,804)	(1,448)	(627)	1,278
Restricted cash	—	—	(10,000)	—	—
Net cash (used in) provided by investing activities	(4,535)	(4,706)	(8,516)	(493)	6,702

Cash flow from financing activities:
Repayments of borrowings	(35,000)	(5,000)	(35,000)	(40,000)	(33,000)
Proceeds from issuance of senior convertible notes	125,000	—	—	—	—
Senior convertible notes issuance costs	(4,113)	—	—	—	—
Purchase of call options	(33,913)	—	—	—	—
Sale of warrants	21,025	—	—	—	—
Proceeds from stock-based awards, including tax benefit	1,140	1,694	(1,236)	385	(327)
Shares cancelled to pay withholding taxes	(48)	(1,858)	(164)	(51)	(12)
Payments for treasury stock repurchase	—	—	—	—	—
Dividends paid	(1)	(66)	—	—	1
Net cash used in (provided by) financing activities	74,090	(5,230)	(36,400)	(39,666)	(33,338)
Net increase (decrease) in cash and cash equivalents	106,808	(5,033)	(4,090)	10,262	7,503
Cash and cash equivalents, beginning of period	50,961	55,994	60,084	49,822	42,319
Cash and cash equivalents, end of the period	$157,769	$50,961	$55,994	$60,084	$49,822

Supplemental disclosures of cash flow information
Cash paid for income taxes	$9,267	$11,436	$5,719	$4,332	$10,306
Cash paid for interest	$317	$1,384	$854	$1,975	$1,411

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF CASH FLOWS - YEAR-TO-DATE (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Cash flow from operating activities:
Net income (loss)	$19,059	$6,990	$(493,386)	$(495,237)	$(505,777)

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes	5,356	351	(101,514)	(87,000)	(88,106)
Stock-based compensation	5,678	2,951	10,526	7,443	4,987
Impairment of goodwill and intangible assets	2,901	2,901	618,465	612,234	610,232
Amortization of intangibles	16,544	8,338	36,551	27,745	18,770
Depreciation	6,011	3,006	19,242	10,385	7,024
Accretion of senior convertible notes discount	6,035	2,907	11,073	8,292	5,509
Gain on sale of businesses	(9,921)	(2,231)	(2,096)	(1,852)	(662)
Gain on sublease	1,766	1,766	8,201	—	—
Bad debt expense	839	24	2,622	768	50
Other, net	(948)	(402)	—	—	—

(Increase) decrease in operating assets:
Fiduciary funds - restricted relating to premium trust accounts	(10,186)	1,710	(822)	(729)	(4,149)
Commissions, fees and premiums receivable, net	30,900	29,632	10,382	38,920	35,073
Due from principals and/or certain entities they own	(1,442)	(60)	4,516	(3,390)	(5,005)
Notes receivable, net - current	2,272	2,319	(3,275)	(705)	(1,364)
Other current assets	(5,659)	(1,003)	3,441	(396)	420
Notes receivable, net - non-current	(6,596)	(2,547)	1,011	(2,977)	(4,037)
Other non-current assets	59	(1,024)	(1,353)	(1,832)	(1,132)

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	11,206	(2,327)	4,782	9,424	7,967
Income taxes payable	(6,325)	(5,800)	6,314	(11)	(11)
Due to principals and/or certain entities they own	(17,410)	(24,381)	(11,943)	(22,072)	(22,098)
Accounts payable	(4,562)	(6,284)	(4,006)	(7,125)	(10,163)
Accrued liabilities	(6,224)	(14,112)	11,197	(8,475)	(9,556)
Other non-current liabilities	2,803	2,179	(6,108)	(416)	(5,399)
Total adjustments	23,097	(2,087)	617,206	578,231	538,350
Net cash provided by operating activities	42,156	4,903	123,820	82,994	32,573

Cash flow from investing activities:
Proceeds from disposal of businesses	5,507	5,031	16,106	10,997	9,062
Purchases of property and equipment, net	(5,267)	(2,933)	(7,120)	(4,943)	(3,142)
Payments for acquired firms, net of cash, and contingent consideration	(9,481)	(6,804)	(3,054)	(1,606)	(979)
Restricted cash	—	—	(10,000)	—	—
Net cash (used in) provided by investing activities	(9,241)	(4,706)	(4,068)	4,448	4,941

Cash flow from financing activities:
Repayments of borrowings	(40,000)	(5,000)	(108,000)	(73,000)	(33,000)
Proceeds from issuance of senior convertible notes	125,000	—	—	—	—
Senior convertible notes issuance costs	(4,113)	—	—	—	—
Purchase of call options	(33,913)	—	—	—	—
Sale of warrants	21,025	—	—	—	—
Proceeds from stock-based awards, including tax benefit	2,834	1,694	(3,955)	(2,719)	(3,104)
Shares cancelled to pay withholding taxes	(1,906)	(1,858)	(374)	(210)	(159)
Payments for treasury stock repurchase	—	—	—	—	—
Dividends paid	(67)	(66)	(50)	(50)	(50)
Net cash used in (provided by) financing activities	68,860	(5,230)	(112,379)	(75,979)	(36,313)
Net increase (decrease) in cash and cash equivalents	101,775	(5,033)	7,373	11,463	1,201
Cash and cash equivalents, beginning of period	55,994	55,994	48,621	48,621	48,621
Cash and cash equivalents, end of the period	$157,769	$50,961	$55,994	$60,084	$49,822

Supplemental disclosures of cash flow information
Cash paid for income taxes	$20,703	$11,436	$23,729	$18,010	$13,678
Cash paid for interest	$1,701	$1,384	$6,625	$5,771	$3,796

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Adjusted EBITDA:
Net income excluding income tax expense, interest income, interest expense, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations.

Adjusted Income before Management Fees:	Income before management fees excluding corporate income before management fees.

Base Earnings of Acquired Firms:	Represents the cumulative preferred portion of Target Earnings of Acquired Firms that NFP capitalizes at the time of acquisition of a firm.

Basic Management Fees:
Represents the expense incurred for payments made or amounts owed to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Basic management fees largely consist of: firm earnings in excess of base earnings up to target earnings, plus a portion of the earnings in excess of target earnings in accordance with the ratio of base earnings to target earnings.

Basic Management Fees Percentage:	Basic Management Fees as a percentage of gross margin before management fees.

Cash Earnings:	Net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.

Cash Earnings per Share - Diluted:	Represents Cash Earnings divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration and Escrow:	Represents the portion held in escrow or contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common Shares Issued for Stock-Based Awards:	Represents the number of shares of NFP common stock issued under NFP's various Stock Incentive Plans during the period presented.

Common Shares Issued under Ongoing Incentive Program:	Represents the number of shares of NFP common stock issued under NFP's ongoing incentive program.

Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Corporate Income before Management Fees:
Includes revenue and expense allocations for corporate shared services and the Advisor Services Group, entities for which no management fees are paid. Since the Advisor Services Group is primarily comprised of NFPSI, an entity for which no management fees are paid, and earnings are not being shared with principals, all revenue and expenses from the Advisor Services Group are considered a component of Corporate Income before Management Fees.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders' equity at the end of the same period.

Incentive and Other Management Fees:
Largely represents the portion of management fees expense due to accruals for certain performance-based incentive amounts payable under NFP’s ongoing incentive plan, BIP plan (business incentive plan) and other management fee amounts due to principals.

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Income before Management Fees:	The Company defines income before management fees as income from operations excluding management fees, amortization, depreciation, impairment of intangible assets and the (gain) loss on sale of businesses. Income before management fees is a metric management utilizes in its evaluation of the profitability of an NFP-owned business before principals receive participation in the earnings.

Intangible Assets - Book of Business:
A portion of the purchase price of acquisitions made by NFP is allocated to book of business.  The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm.  The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Goodwill:
The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill.  In accordance with GAAP, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses or firms that NFP disposed.

Intangible Assets - Institutional Customer Relationships:
A portion of the purchase price of an acquisition made by NFP is allocated to institutional customer relationships.  The value of the asset is derived from recurring revenue generated from these institutional customers in place at the time of the acquisition, net of an allocation of expenses and is assumed to decrease over the life of the asset due to the attrition of the institutional relationships acquired.  Institutional customer relationships are amortized on a straight-line basis over an eighteen-year period.

Intangible Assets - Management Contracts:
A portion of the purchase price of acquisitions made by NFP is allocated to management contracts.  The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement.  The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Management Fees:
Represents the payments made to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Management Fees include: Basic Management Fees, Principal Incentive Plan (PIP) Management Fees and Incentive and Other Management Fees.

Organic Revenue Growth:
The Company uses organic revenue growth as a comparable revenue measurement for future periods. The Company excludes the first twelve months of revenue generated from new acquisitions and the revenue derived from businesses fully disposed of in each period presented.  With respect to Sub-Acquisitions, the Company establishes an internal revenue generation expectation (the “acquired revenue”) of a new Sub-Acquisition. During the first twelve months immediately following the Sub-Acquisition, the Company reduces the acquired revenue amount from the actual revenue generated by the Sub-Acquisition and includes the revenue growth above or below acquired revenue within the organic growth percentage.  With respect to situations where a significant portion of a business' assets have been disposed, the Company reduces the prior year’s comparable revenue proportionally to the percentage of assets that have been disposed to facilitate an equitable organic growth comparison.

Principal Incentive Plan (PIP) Management Fees:	Represents the expense incurred due to accruals for certain performance-based incentive amounts payable under NFP’s Principal Incentive Plan (PIP).

Stock-based Compensation Management Fees:	Represents the portion of management fee expense for stock awards issued to NFP’s principals.

Sub-Acquisitions:	A transaction in which an existing NFP-owned business acquires a new entity or book of business.

Target Earnings of Acquired Firms:
Represents the target business’s annual  earnings, before interest, taxes, depreciation and amortization, and adjusted for expenses that will not continue post-acquisition, such as compensation to former owners who become principals (“Target  EBITDA”).  The target business’s Target EBITDA is considered “target earnings,” typically two times “base earnings.”